EXHIBIT 10.67

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of January 27, 2005, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 400 Madison Avenue, Suite 15A, New York, New York 10017 (“Bank”) and AXS-ONE INC., a Delaware corporation with its chief executive office located at 301 Route 17 North, Rutherford, New Jersey 07070 (“Borrower”).

1.             DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 11, 2004, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 11, 2004, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.             DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.             DESCRIPTION OF CHANGE IN TERMS.

A.            Modifications to Loan Agreement.

1              The Loan Agreement shall be amended by deleting the following text appearing as subsection (b)(i)(B) of Section 6.6 thereof, entitled “EBITDA”:

“(B) ($100,000.00), for the six (6) month period ending December 31, 2004,”

and inserting in lieu thereof the following:

“(B) ($3,400,000.00), for the six (6) month period ending December 31, 2004,”

2              The Compliance Certificate appearing as Exhibit D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

B.            Waivers.

1              Bank hereby waives Borrower’s existing default under the Loan Agreement by virtue of Borrower’s failure to comply with the financial covenant set forth in Section 6.6(b)(i)(A) thereof as of the quarter ended September 30, 2004. Bank’s waiver of Borrower’s compliance of said financial covenant shall apply only to the foregoing specific period.

4.             FEES.  Borrower shall pay to Bank a modification fee equal to Ten Thousand Dollars ($10,000,000) (the “Modification Fee”), which Modification Fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Notwithstanding the foregoing, Bank will waive the Modification Fee provided that Borrower transfer all of its cash management business and excess cash to Bank on or prior to February 1, 2005. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.             RATIFICATION OF PERFECTION CERTIFICATE.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 11, 2004 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

6.             AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

7.             CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.             RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.             NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10.           CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

11.           COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the State of New York as of the date first written above.

BORROWER:		BANK:

AXS-ONE INC.		SILICON VALLEY BANK

By:	/s/ William Lyons	By:	/s/ Michael Moretti

Name:	W.P. Lyons	Name:	Michael Moretti

Title:	CEO	Title:	SVP

EXHIBIT A

COMPLIANCE CERTIFICATE

TO:         SILICON VALLEY BANK

FROM:   AXS-ONE INC.

The undersigned authorized officer of AXS-ONE INC. certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in compliance for the period ending                                with all required covenants except as noted below and (ii) there are no Events of Default, and all representations and warranties in the Agreement are true and correct in all material respects on this date.  Attached are the required documents supporting the certification.  The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under “Complies” column.
Reporting Covenant	Required	Complies
Interim financial statements with CC	Quarterly within 45 days*	Yes No
Annual (CPA Audited)	FYE within 120 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
BBC A/R Agings	Quarterly within 45 days*	Yes No

*Monthly w/in 30 days when borrowing.

Financial Covenant	Required	Actual	Complies
Minimum Adjusted Quick Ratio (quarterly*)	1.75:1.0	:1.0	Yes No
Minimum EBITDA
(quarterly - beginning quarter ending6/30/05)	$1.00**	$	Yes No
(cumulative - beginning quarter ending9/30/04)	($500,000) 7/1/04 thru 9/30/04	$	Yes No
	($3,400,000) 7/1/04 thru 12/31/04	$	Yes No
	$500,0001/1/05 thru 3/31/05	$	Yes No
	$1,000,000 1/1/05 thru 6/30/05	$	Yes No
	$1,500,000 1/1/05 thru 9/30/05	$	Yes No
	$2,000,000 1/1/05 thru 12/31/05	$	Yes No
	$500,0001/1/06 thru 3/31/06	$	Yes No
	$1,000,000 1/1/06 thru 6/30/06	$	Yes No

*Monthly when borrowing.

**except for any 1 of the last 3 quarters in 2005 during which Borrower may sustain a maximum net EBITDA loss of no greater than $500,000.

BANK USE ONLY
Comments Regarding Exceptions: See Attached.	Received by:
Sincerely,		AUTHORIZED SIGNER
Date:
SIGNATURE

Verified:
TITLE	AUTHORIZED SIGNER

Date:
DATE
Compliance Status: Yes No